Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes
11.	INCOME TAXES
In general, the Company has not recorded a provision for federal or state income taxes as it has had cumulative net operating losses since inception.
A reconciliation of the statutory U.S. Federal Tax Rate to the Company’s effective tax rate is as follows:

	Year Ended December 31,
	2019	2018
U.S. statutory federal income tax rate	(21.0)%	(21.0)%
State income taxes, net of federal income tax benefit	(8.4)%	(7.6)%
Warrant adjustment	(7.2)%	(4.2)%
Permanent items	0.7%	0.6%
R&D credit	(0.6)%	(0.6)%
Change in valuation allowance	36.5%	32.7%
Change in federal rate impact	—	—
Other	—	0.1%

Effective income tax rate	0.0%	0.0%

The significant components of the Company’s deferred tax assets as of December 31, 2019 and 2018 are as follows (in thousands):

	December 31,
	2019	2018
Net operating loss carryforwards	$31,637	$23,582
Research and development credits	798	649
Lease liability	881	—
Accrued expenses	173	209
License payments	561	612
Stock based compensation	2,004	1,383
Other – net	101	138
Deferred tax asset	36,155	26,573

Valuation allowance	(35,389)	(26,536)
Net deferred tax asset	$766	$37

Right of use assets	$(742)	$—

Property and equipment	(24)	(37)

Net deferred tax liability	$(766)	$—

Net deferred tax asset and liability	$—	$—

Because of the Company’s recurring losses since inception, management has concluded that it is more likely than not that its net deferred tax assets will not be realized and, accordingly, the Company provided a full valuation allowance against the net deferred tax assets. The valuation allowance increased by approximately $8.9 million in 2019 due to the increase in the deferred tax assets (primarily due to the net operating loss carryforwards). In comparison, the valuation allowance increased by approximately $7.5 million in 2018 due to the increase in the deferred tax assets (primarily due to the net operating loss carryforwards). At December 31, 2019, the Company had federal and state net operating loss carryforwards of approximately $115.6 million and $116.5 million, respectively, available to reduce future taxable income, if any. The federal net operating loss carryforwards expire beginning in 2029 and ending in 2037, with the exception of federal net operating losses created after tax years ending December 31, 2017. These net operating loss carryforwards of approximately $54.1 million have an indefinite life and do not expire. The state net operating loss carryforwards expire beginning in 2030 and ending in 2039. At December 31, 2019, the Company had available federal and state income tax credits of approximately $0.3 million and $0.6 million, respectively, which are available to reduce future income taxes, if any, through 2039.
Realization of the future tax benefits is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carryforward period. Under the provisions of the Internal Revenue Code, the net operating loss and tax credit carry-forwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carry-forwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitations is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has completed several financings since its inception, which may have resulted in a change in control as defined by Sections 382 and 383 of the Internal Revenue Code, or could result in a change in control in the future. The Company has performed a Section 382 study from its inception through December 31, 2017. The Company determined it experienced two ownership changes, but it expects to be able to utilize all its tax attributes despite the limitations calculated from the ownership changes. If ownership changes occur in the future, they could limit the amount of tax attributes available to offset tax due and increase the Company’s tax expense adversely. The Company will continue to monitor changes in its ownership and update its Section 382 study in the future for those changes before its tax attributes are utilized.
The Company has generated research and development tax credits but has not conducted a study to document its activities that qualify for research and development tax credits. This study may result in an adjustment to the Company’s research and development credit carryforwards; however, since the Company has not conducted a study any adjustment is unknown, no amounts are being presented as an uncertain tax position. A full valuation allowance has been provided against the Company’s research and development tax credits and, if an adjustment is required, this adjustment would be offset by an adjustment to the deferred tax asset established for the research and development tax credit carry-forwards and the valuation allowance.
The Company files income tax returns in the U.S. federal and Massachusetts jurisdictions. The statute of limitations for assessment by the Internal Revenue Service, or IRS, and state tax authorities is closed for tax years prior to 2015, although carryforward attributes that were generated prior to tax year 2015 may still be adjusted upon examination by the IRS or state tax authorities if they either have been or will be used in a future period. The Company is currently not under examination by the Internal Revenue Service or any other jurisdictions for any tax years. The Company’s policy is to record interest and penalties on any unrecognized tax benefits as part of tax expense. The Company has not recorded any interest or penalties on any unrecognized tax benefits since its inception. The Company does not believe material uncertain tax positions have arisen to date.